Exhibit 10.6

EXECUTION COPY

2TOR, INC.

AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

March 27, 2012

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TABLE OF CONTENTS

(continued)

		Page
4.4	Notices	19

4.5	Aggregation of Stock	19

4.6	Severability	19

4.7	Governing Law	19

4.8	Dispute Resolution	20

4.9	Counterparts	20

4.10	Titles and Subtitles	20

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2TOR, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This Amended and Restated Investors’ Rights Agreement (this “Agreement”), dated as of March 27, 2012, by and among 2tor, Inc., a Delaware corporation (the “Company”), the holders of Series A Preferred Stock of the Company listed on Schedule 1 hereto (the “Initial Series A  Investors”), the holders of Series B Preferred Stock of the Company listed on Schedule 1 hereto (the “Series B Investors”), the holders of Series C Preferred Stock of the Company listed on Schedule 1 hereto (the “Series C Investors”), the purchasers of Series D Preferred Stock of the Company listed on Schedule 1 hereto (the “Series D Investors”), Signal Hill Capital Group LLC and Henry W. Sage (the “Subsequent Series A Investors” and together with the Initial Series A Investors, the Series B Investors, the Series C Investors and the Series D Investors, the “Investors”), John Katzman individually and as custodian for Lyra Katzman and Daniel Katzman, and the Katzman Family 2008 Dynasty Trust, dated December 31, 2008, amends and restates in its entirety the Amended and Restated Investors’ Rights Agreement, dated as of March 4, 2011, by and among the Company and the other parties thereto (the “Antecedent IR  Agreement”).

RECITALS

The Company and the Series D Investors have entered into a Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”) dated as of the date hereof, pursuant to which the Company desires to sell to the Series D Investors and the Series D Investors desire to purchase from the Company shares of the Company’s Series D Preferred Stock (the “Series D  Preferred Stock”). A condition to the Series D Investors’ obligations under the Purchase Agreement is that the Company, the Series D Investors and certain other parties amend the Antecedent IR Agreement in order to provide the Series D Investors (i) certain rights to register shares of the Company’s common stock (the “Common Stock”) issuable upon conversion of the Company’s Series D Preferred Stock held by the Series D Investors, (ii) certain rights to receive or inspect information pertaining to the Company and (iii) a right of first offer with respect to certain issuances by the Company of its securities. The Company, the Initial Series A Investors, John Katzman individually and as custodian for Lyra Katzman and Daniel Katzman, the Katzman Family 2008 Dynasty Trust, dated December 31, 2008, the Series B Investors, the Series C Investors and the Subsequent Series A Investors desire to induce the Series D Investors to purchase shares of Series D Preferred Stock pursuant to the Purchase Agreement by agreeing to the amended terms and conditions set forth below.

AGREEMENT

The parties agree as follows:

1.                                      Registration Rights.

1.1                               Definitions. For purposes of this Section 1:

(a)                                      The term “Closing” means the Closing as defined in the Purchase Agreement.

(b)                                      The term “Exchange Act” means the Securities Exchange Act of 1934, as amended (and any successor thereto) and the rules and regulations promulgated thereunder.

(c)                                       The term “Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor form under the Securities Act that permits significant incorporation by reference of the Company’s subsequent public filings under the Exchange Act.

(d)                                      The term “Holder” means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.12 of this Agreement.

(e)                                       The term “Katzman Registrable Securities” means (i) the shares of Common Stock held by John Katzman individually and as custodian for Lyra Katzman and Daniel Katzman, or the Katzman Family 2008 Dynasty Trust (collectively, the “Katzman  Affiliates”) as of the date hereof, (ii) any shares of Common Stock issued to a Katzman Affiliate upon conversion or exercise of Common Stock Equivalents, as such term is defined in the Company’s Fifth Amended and Restated Certificate of Incorporation (the “Restated  Certificate”), and (iii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of such shares, excluding in all cases, however, any Katzman Registrable Securities sold by a Katzman Affiliate in a transaction in which the rights under this Agreement are not assigned in accordance with the terms of this Agreement, and excluding Katzman Registrable Securities for which registration rights have terminated pursuant to Section 1.15 hereof.

(f)                                        The term “Preferred Stock” means the Company’s Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, each with a par value of $0.00 1 per share.

(g)                                       The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

(h)                                      The term “Registrable Securities” means (i) the shares of Common Stock issuable or issued upon conversion of the Preferred Stock, other than the shares (the “Signal Hill Shares”) of Common Stock issued or issuable upon conversion of the Preferred Stock held by a Subsequent Series A Investor as of the date hereof (provided the Signal Hill Shares shall be deemed to be Registrable Securities for purposes of Sections 1.3, 1.5, 1.6, 1.7(b), 1.8, 1.10 through 1.12, 1.14 and 1.15 only) and shares for which registration rights have terminated pursuant to Section 1.15 hereof, (ii) the Katzman Registrable Securities, provided, however, that for the purposes of Section 4.3, the Katzman Registrable Securities shall not be deemed Registrable Securities and the Katzman Affiliates shall not be deemed a Holder, (iii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (i) or (ii), and (iv) for purposes of Section 1.3, 1.5, 1.6, 1.7(b), 1.8, 1.10 through 1.12, 1.14 and 1.15 only, any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Signal Hill Shares; provided, however, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which such person’s rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as (A) they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) they have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale, or (C) if the Common Stock or other securities have been transferred after the date hereof, the Holder thereof is entitled to exercise any right provided in Section 1 in accordance with Section 1.12 below.

(i)            The number of shares of “Registrable Securities then outstanding” shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

(j)            The term “SEC” means the U.S. Securities and Exchange Commission.

(k)           The term “Securities Act” means the U.S. Securities Act of 1933, as amended (and any successor thereto) and the rules and regulations promulgated thereunder.

1.2          Request for Registration.

(a)           If the Company shall receive at any time after the earlier of (i) March 4, 2016, or (ii) six months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction), a written request from the Holders of at least a majority of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the registration of at least such number of the Registrable Securities having an anticipated aggregate offering price, net of underwriting discounts and commissions, of at least $15,000,000, then the Company shall, within 10 days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b), use its best efforts to file as soon as practicable, and in any event within 90 days of the receipt of such request, a registration statement under the Securities Act covering all Registrable Securities which the Holders request to be registered within 20 days of the mailing of such notice by the Company.

(b)           If the Holders initiating the registration request hereunder (“Initiating Holders”) intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all participating Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each participating Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

(c)           Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its holders of capital stock for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

(d)           In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

(i)            after the Company has effected 2 registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective;

(ii)           during the period starting with the date 90 days prior to the Company’s good faith estimate of the date of filing of, and ending on a date 90 days after the effective date of, a registration subject to Section 1.3 unless such offering is the initial public offering of the Company’s securities, in which case, ending on a date 180 days after the effective date of such registration subject to Section 1.3; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

(iii)          if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.4.

1.3          Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for holders of capital stock other than the Holders) any of its stock under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the Securities Act, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within 20 days after mailing of such notice by the Company in accordance with Section 4.4, the Company shall, subject to the cut back provisions of Section 1.8 cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.3 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration.

1.4          Form S-3 Registration.

(a)           In case the Company shall receive from any Holder or Holders of at least 10% of the Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders and will, as soon as practicable and subject to the limitations of Section 1.4(c), effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company

(b)           If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 1.4(a) and the Company shall include such information in the written notice referred to in Section 1.4(a). The underwriter will be selected by a majority in interest of the initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.4, if the underwriter advises the initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the initiating Holders shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among the participating Holders of Registrable Securities in proportion (as nearly as practicable) to the number of such Registrable Securities of the Company owned by each participating Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

(c)           The Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to Section 1.4(a): (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $2,000,000; (iii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its holders of capital stock for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this Section 1.4; provided, however, that the Company shall not utilize this right more than once in any 12-month period; (iv) if the Company has, within the 12-month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 1.4; (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; or (vi) during the period ending 180 days after the effective date of a registration statement subject to Section 1.3.

(d)           Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 1.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

1.5          Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)           Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 120 days, or until the distribution described in such registration statement is completed, if earlier.

(b)           Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for up to 120 days, or until the distribution described in such registration statement is completed, if earlier.

(c)           Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d)           Use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e)           In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f)            Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for 120 days.

(g)           Use its commercially reasonable efforts to cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

(h)           Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(i)            Use its commercially reasonable efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

1.6          Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities. The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.4 of this Agreement if, as a result of the application of the preceding sentence, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.4(c), whichever is applicable.

1.7          Expenses of Registration.

(a)           Demand Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements, not to exceed $30,000, of one counsel for the selling Holder or Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2 ; provided further, however, that if at the time of such withdrawal, the Holders (i) have learned of a material adverse change in the condition, business, or prospects of the Company that was not known to the Holders at the time of their request and (ii) have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall not forfeit their rights pursuant to Section 1.2.

(b)           Company Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications of Registrable Securities pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.12), including (without limitation) all registration, filing, and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements, not to exceed $30,000, of one counsel for the selling Holder or Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company.

(c)           Registration on Form S-3. All expenses incurred in connection with a registration requested pursuant to Section 1.4, including (without limitation) all registration, filing, qualification, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements, not to exceed $30,000, of one counsel for the selling Holder or Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, and counsel for the Company, and any underwriters’ discounts or commissions associated with Registrable Securities, shall be borne pro rata by the Holder or Holders participating in the Form S-3 registration.

1.8          Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under Section 1.3 to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by holders of capital stock to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling security holders according to the total amount of securities entitled to be included therein owned by each selling security holder or in such other proportions as shall mutually be agreed to by such selling security holders) but in no event shall (a) the amount of securities of the selling Holders included in the offering be reduced below 30% of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company’s securities, in which case, the selling security holders may be excluded if the underwriters make the determination described above and no other holder’s securities are included or (b) any other then-outstanding securities of the Company be included if any securities held by any selling Holder are excluded. For purposes of the preceding parenthetical concerning apportionment, for any selling security holder which is a holder of Registrable Securities and which is a partnership, limited liability company or corporation, the partners, members, retired partners, retired members and holders of capital stock of such holder, or the estates and family members of any such partners, members, retired partners and retired members and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling security holder,” and any pro-rata reduction with respect to such “selling security holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling security holder,” as defined in this sentence.

1.9          Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.10        Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

(a)           To the maximum extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, directors and security holders of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Holder, underwriter or controlling person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

(b)           To the maximum extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided that in no event shall any indemnity under this subsection 1.10(b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

(c)           Promptly after receipt by an indemnified party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

(d)                                 If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided that in no event shall any contribution by a Holder under this Subsection 1.10(d) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e)                                  The obligations of the Company and Holders under this Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

1.11                        Reports Under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(a)                                 make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

(b)                                 take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

(c)                                  file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(d)                                 furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

1.12                        Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee (a) of at least 10% of the transferring Holder’s aggregate Registrable Securities originally obtained from the Company (or if the transferring Holder then owns less than 10% of such originally acquired securities, then all remaining Registrable Securities then held by the transferring Holder), (b) that is a subsidiary, parent, partner, limited partner, retired partner, member, retired member or holder of capital stock of a Holder, (c) that is an affiliated fund or entity of the Holder, which means with respect to a limited liability company or a limited liability partnership, a fund or entity managed by the same manager or managing member or general partner or management company or by an entity controlling, controlled by, or under common control with such manager or managing member or general partner or management company (such a fund or entity, an “Affiliated Fund”), (d) who is a Holder’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother- in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (such a relation, a Holder’s “Immediate Family Member”, which term shall include adoptive relationships), or (e) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if the transferee agrees to be bound by this Agreement and immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of (i) a partnership who are partners or retired partners of such partnership or (ii) a limited liability company who are members or retired members of such limited liability company (including Immediate Family Members of such partners or members who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership or limited liability company; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Section 1.

1.13                        Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least 66-2/3% of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within 120 days of the effective date of any registration effected pursuant to Section 1.2.

1.14                        Lock-Up Agreement.

(a)                                 Lock-Up Period; Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing such offering of the Company’s securities, Holder hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s initial public offering.

(b)                                 Limitations. The obligations described in Section 1.14(a) shall apply only if all officers, directors and 1% security-holders of the Company enter into similar agreements, and shall not apply to a registration relating solely to employee benefit plans, or to a registration relating solely to a transaction pursuant to Rule 145 under the Securities Act. Any discretionary waiver or termination of the restrictions of any or all lock-up agreements by the Company or the underwriters shall apply pro rata to all Holders subject to such agreements, based on the number of shares subject to such agreements.

(c)                                  Stop-Transfer Instructions. In order to enforce the foregoing covenants, the Company may impose stop-transfer instructions with respect to the securities of each Holder (and the securities of every other person subject to the restrictions in Section 1.14(a)).

(d)                                 Transferees Bound. Each Holder agrees that prior to the Company’s initial public offering it will not transfer securities of the Company unless each transferee agrees in writing to be bound by all of the provisions of this Section 1.14.

1.15                        Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after the earlier of (a) two years following the consummation of the initial public offering by the Company of shares of its Common Stock pursuant to a registration statement under the Securities Act of 1933, as amended, which results in the automatic conversion of all outstanding shares of Preferred Stock into Common Stock pursuant to Article IV(B)(4)(b) of the Restated Certificate, (b) such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares during a three-month period without registration, or (c) upon termination of this Agreement, as provided in Section 3.

2.                                      Covenants of the Company.

2.1                               Delivery of Financial Statements. Upon the request by a Qualified Investor (as hereinafter defined), the Company shall deliver to each Qualified Investor (other than a Qualified Investor reasonably determined by the Company to be a competitor of the Company):

(a)                                 as soon as practicable, but in any event within 120 days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholders’ equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles (“GAAP”), and, as and to the extent otherwise required by the directors elected by the holders of the Preferred Stock (including the director appointed by Bessemer Venture Partners VII L.P., Bessemer Venture Partners VII Institutional L.P. and BVP VII Special Opportunity Fund L.P. (collectively, “Bessemer”), the director appointed by Redpoint Ventures III, L.P. (“Redpoint”) and the director appointed by Highland Capital Partners VII Limited Partnership, Highland Capital Partners VII-B Limited Partnership, Highland Capital Partners VII-C Limited Partnership and Highland Entrepreneurs’ Fund VII Limited Partnership (collectively, “Highland”), then in office, if any), audited and certified by an independent public accounting firm selected by the Board of Directors of the Company, including the affirmative consent of the director appointed by Bessemer and the director appointed by Redpoint then in office, if any;

(b)                                 as soon as practicable, but in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company, an unaudited profit or loss statement, a statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter;

(c)                                  within 30 days of the end of each month, an unaudited income statement and a statement of cash flows and balance sheet for and as of the end of such month, in reasonable detail;

(d)                                 as soon as practicable, but in any event 45 days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, an updated list of all stockholders of the Company that includes the name of each stockholder and the number and class of shares held by each stockholder, and, as soon as prepared, any other budgets or revised budgets prepared by the Company; and

(e)                                  with respect to any unaudited financial statements called for in Section 2.1(b), an instrument executed by the Chief Financial Officer or President of the Company and certifying that such financials were prepared in accordance with GAAP consistently applied (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operations for the period specified, subject to year-end audit adjustment, provided that the foregoing shall not restrict the right of the Company to change its accounting principles consistent with GAAP, if the Board of Directors determines that it is in the best interest of the Company to do so.

Notwithstanding anything else in this Section 2.1 to the contrary, the Company may cease providing the information set forth in this Section 2.1 during the period starting with the date 60 days before the Company’s good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Section 2.1 shall be reinstated at such time as the Company is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective.

2.2                               Inspection. The Company shall permit each Qualified Investor (except for a Qualified Investor reasonably determined by the Company to be a competitor of the Company), at such Qualified Investor’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Qualified Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be privileged or a trade secret or similar confidential information.

2.3                               Right of First Offer. Subject to the terms and conditions specified in this Section 2.3, the Company hereby grants to each Qualified Investor a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Agreement, a “Qualified Investor” shall mean any person who (i) holds (A) at least 1,500,000 shares (subject to adjustment for stock splits, stock dividends, reclassifications or the like) of Registrable Securities, (B) Registrable Securities issued or issuable upon the conversion of the Series A Preferred Stock issued pursuant to that certain Series A Preferred Stock Purchase Agreement, dated as of June 19, 2009, by and among the Company and the other parties thereto, in exchange for the cancellation of indebtedness outstanding on the date of such agreement, (C) at least 500,000 shares (subject to adjustment for stock splits, stock dividends, reclassifications or the like) of Registrable Securities issued or issuable upon the conversion of the Series C Preferred Stock or (D) at least 250,000 shares (subject to adjustment for stock splits, stock dividends, reclassifications or the like) of Registrable Securities issued or issuable upon the conversion of the Series D Preferred Stock issued pursuant to the Purchase Agreement and (ii) has executed a non-disclosure agreement with the Company. For purposes of this Section 2.3, the term “Qualified Investor” includes any general partners, managing members and affiliates of a person that is otherwise a Qualified Investor, including Affiliated Funds. A Qualified Investor who chooses to exercise the right of first offer may designate as purchasers under such right itself or its partners or affiliates, including Affiliated Funds, in such proportions as it deems appropriate. Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock (“Shares”), the Company shall first make an offering of such Shares to each Qualified Investor in accordance with the following provisions:

(a)                                 The Company shall deliver a notice (the “RFO Notice”) to the Qualified Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

(b)                                 Within 15 calendar days after delivery of the RFO Notice, the Qualified Investor may elect to purchase or obtain, at the price and on the terms specified in the RFO Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Qualified Investor bears to the sum of (i) the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all outstanding convertible or exercisable securities) and (ii) shares of Common Stock issuable to employees, consultants or directors pursuant to (A) the Company’s 2008 Stock Option Plan, as amended from time to time (the “Plan”) (provided that issuable shares in excess of the amount available for issuance as of the date hereof under Section 5 of the Plan shall not be included unless the amendment to the Plan increasing such amount is approved by the Board of Directors, including the director appointed by Bessemer, the director appointed by Redpoint and the director appointed by Highland, then in office, if any) or (B) any other stock option plan, restricted stock plan, or other stock plan approved by the Board of Directors, including the director appointed by Bessemer, the director appointed by Redpoint and the director appointed by Highland, then in office, if any. Such purchase shall be completed at the same closing as that of any third party purchasers or at an additional closing thereunder. The Company shall promptly, in writing, inform each Qualified Investor that elects to purchase all the shares available to it (each, a “Fully-Exercising Investor”) of any other Qualified Investor’s failure to do likewise. During the 10-day period commencing after receipt of such information, each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares for which Qualified Investors were entitled to subscribe but which were not subscribed for by the Qualified Investors that is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Fully-Exercising Investor bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all convertible or exercisable securities) issued and held, or issuable upon conversion of the Preferred Stock then held, by all the Qualified Investors.

(c)                                  The Company may, during the 60-day period following the expiration of the period provided in subsection 2.3(b) hereof, offer the remaining unsubscribed portion of the Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the RFO Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 60 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Qualified Investors in accordance herewith.

(d)                                 The right of first offer in this Section 2.3 shall not be applicable to the issuance of Exempt Securities (as defined in the Restated Certificate).

(e)                                  In addition to the foregoing, the right of first offer in this Section 2.3 shall not be applicable with respect to any Qualified Investor and any subsequent securities issuance, if (i) at the time of such subsequent securities issuance, the Qualified Investor is not an “accredited investor,” as that term is then defined in Rule 501(a) under the Securities Act, and (ii) such subsequent securities issuance is otherwise being offered only to accredited investors.

2.4                               Observer Rights. The Company shall invite the following persons to attend all meetings of its Board of Directors in a nonvoting observer capacity: (i) one (1) representative designated by Impact Ventures II, L.P. (“Impact Ventures”) so long as Impact Ventures owns shares of the Company’s capital stock, (ii) one (1) representative designated by Novak Biddle Venture Partners V, LP (“Novak Biddle”) so long as Novak Biddle owns shares of the Company’s capital stock and (iii) one (1) representative designated by WSI Investments, Inc. (“WSII”) so long as WSII owns shares of the Company’s capital stock. The Company shall give such representatives copies of all notices, minutes, consents, and other materials that it provides to its directors at the same time and in the same manner as provided to such directors; provided, however, that such representatives shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and provided further, that the Company reserves the right to withhold any information and to exclude such representatives from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest.

2.5                               Stock Plan. Except as expressly approved by the Board of Directors, including a majority of the directors designated by the holders of Preferred Stock, stock options issued after the date hereof pursuant to the Plan shall be granted with four-year vesting, with 25% of the options vesting on the first anniversary of the date services were first provided to the Company, the remainder vesting in equal monthly installments after the first anniversary until fully vested and no acceleration of vesting shall be permitted except as explicitly set forth in the Plan in effect on the date of this Agreement. Except as expressly approved by the Board of Directors, shares and options issued after the date hereof pursuant to the Plan shall be made pursuant to the Company’s standard forms of option agreement and stock purchase agreement containing market standoff provisions no less restrictive than Section 1.14(a) hereof.

2.6                               Rights, Preferences and Privileges of the Preferred Stock. The Company and the Investors each covenants and agrees to take all actions reasonably necessary, including without limitation amending and/or restating the Restated Certificate and Bylaws and executing stockholder consents and any agreements or amendments necessary or desirable in furtherance of this covenant, to cause the Preferred Stock to possess any senior rights, preferences or privileges of any other equity security of the Company currently or hereafter authorized or issued by the Company (other than (i) with respect to the Series A Preferred Stock, the senior rights, preferences or privileges of the Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, (ii) with respect to the Series B Preferred Stock, the senior rights, preferences or privileges of the Series C Preferred Stock and Series D Preferred Stock and (iii) with respect to the Series C Preferred Stock, the senior rights, preferences or privileges of the Series D Preferred Stock), including any security convertible into or exercisable for such equity security, having a preference over the Preferred Stock with respect to voting, dividends, redemption, conversion or upon liquidation.

2.7                               Termination of Certain Covenants.

(a)                                 Each of the covenants set forth in this Section 2 shall terminate as to each Holder and be of no further force or effect (i) immediately prior to the consummation of the initial public offering by the Company of shares of its Common Stock pursuant to a registration statement under the Securities Act of 1933, as amended, which results in the automatic conversion of all outstanding shares of Preferred Stock into Common Stock pursuant to Article IV(B)(4)(b) of the Restated Certificate or (ii) upon termination of this Agreement, as provided in Section 3.

(b)                                 The covenants set forth in Sections 2.1 and 2.2 shall terminate as to each Holder and be of no further force or effect when the Company first becomes subject to the periodic reporting requirements of Sections 13 or 15(d) of the Exchange Act, if this occurs earlier than the events described in Section 2.7(a).

3.                                      Termination of Agreement.

3.1                               Termination Events. This Agreement shall terminate and have no further force or effect upon the earlier of:

(a)                                 the liquidation, dissolution or indefinite cessation of the business operations of the Company;

(b)                                 the execution by the Company of a general assignment for the benefit of creditors or the appointment of a receiver or trustee to take possession of the property and assets of the Company; and

(c)                                  the consummation of a transaction or series of related transactions deemed to be a liquidation, dissolution or winding up of the Company pursuant to the Restated Certificate.

4.                                      Miscellaneous.

4.1                               Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and supersedes any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto.

4.2                               Successors and Assigns; Third Party Beneficiaries. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors, assigns and legal representatives of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors, assigns and legal representatives any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.3                               Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of (a) the Company and (b) the holders of at least 75% of the voting power of then outstanding Registrable Securities; provided, that any amendment or waiver of the rights granted to the Qualified Investors in Section 2 above shall require the consent of at least 75% of the voting power of the Registrable Securities then held by the

Qualified Investors; provided, further, that any amendment or waiver of the rights granted to Impact Ventures, Novak Biddle and/or WSII in Section 2.4 above shall require the consent of Impact Ventures, Novak Biddle and/or WSII, as applicable; provided, further, that any amendment or waiver that has the effect of affecting the Katzman Registrable Securities (i) in a manner different than the securities issued to the Investors and (ii) in a manner adverse to the interests of the holders of the Katzman Registrable Securities, then such amendment shall require the consent of the holder or holders of a majority in interest of the Katzman Registrable Securities; and provided further that to the extent the right of first offer in Section 2.3 is waived by the holders of at least 66-2/3% of then outstanding Registrable Securities and, following such waiver, holders of Registrable Securities are permitted to participate in the transaction with respect to which such rights were waived, then all Qualified Investors shall be permitted to participate in the transaction on a pro rata basis to the same extent as participating holders of Registrable Securities. Any amendment or waiver effected in accordance with this Section 4.3 shall be binding upon the Company, the Investors, and each of their respective successors and assigns.

4.4                               Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient (i) upon delivery, when delivered personally or by overnight courier, (ii) when sent, if sent by email or fax during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day, or (iii) 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party’s address or fax number as set forth on the signature page or on Schedule 1 hereto, or as subsequently modified by written notice.

4.5                               Aggregation of Stock. All shares of capital stock of the Company held or acquired by Affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate. As used herein, “Affiliate” means, with respect to any specified Investor, any other Investor who, directly or indirectly, controls, is controlled by or is under common control with such Investor, including, without limitation, any general partner, managing member, officer or director of such Investor, or any venture capital fund now or hereafter existing which is controlled by one or more general partners or managing members of, or shares the same management company with, such Investor.

4.6                               Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of this Agreement shall be interpreted as if such provision were so excluded and (c) the balance of this Agreement shall be enforceable in accordance with its terms.

4.7                               Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law that would result in the application of any law other than that of the State of New York.

4.8                               Dispute Resolution. Each party irrevocably submits to the exclusive jurisdiction of (a) the Supreme Court of the State of New York, New York County, and (b) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each party agrees to commence any such action, suit or proceeding either in the United States District Court for the Southern District of New York or if and only if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the Supreme Court of the State of New York, New York County. Each party further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth above shall be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction in this Section 4.8. Each party irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (i) the United States District Court for the Southern District of New York or (ii) if and only if such action, suit or proceeding cannot be brought in the United States District Court for the Southern District of New York for jurisdictional reasons, the Supreme Court of the State of New York, New York County, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

4.9                               Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

4.10                        Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

[Signature Page Follows]

The parties have executed this Agreement as of the date first written above.

THE COMPANY:

2TOR, INC.

By:	/s/ Rob Cohen
(Signature)

Name:	Rob Cohen
Title:	CFO

Address:
60 Chelsea Piers, Suite 6020
New York, New York 10011
Attn: Chief Executive Officer
Fax:	212-504-8365
email:	rcohen@2tor.com

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Agreement as of the date first written above.

/s/ John S. Katzman
John S. Katzman

/s/ John S. Katzman
John S. Katzman as custodian under the New York Uniform Transfers to Minors Act for Lyra Katzman

/s/ John S. Katzman
John S. Katzman as custodian under the New York Uniform Transfers to Minors Act for Daniel Katzman

The Katzman Family 2008 Dynasty Trust, dated December 31, 2008

By:	/s/ Julie Katzman
Julie Katzman, as Investment Trustee

Address:
c/o 2tor, Inc.
60 Chelsea Piers, Suite 6020
New York, New York 10011
Fax: 212-656-1109
email: jkatzman@2tor.com

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Agreement as of the date first written above.

THE INVESTORS:

WSI INVESTMENTS, INC.

By:	/s/ Wanda M. Cook
	Name:	Wanda M. Cook
	Title:	President

Address:

824 Market Street, Suite 900
Wilmington, Delaware 19801
Attention: Wanda M. Cook, President
Phone: (302) 655-4133
Fax: (302) 656-4884
Email: wmcook@winvestco.com

With a copy to:
The Hillman Company
330 Grant Street, Suite 1900
Pittsburgh, Pennsylvania 15219
Attention:		Russell W. Ayres, III,
Vice President and Associate General
Counsel
Phone: (412) 338-3636
Fax: (412) 338-3644
Email: rwayres@hillmanco.com

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Agreement as of the date first written above.

THE INVESTORS:

SVB CAPITAL PARTNERS II, L.P.

By:	SVB Capital Partners II, LLC,
its General Partner

By:	/s/ Sulaiman Mamdani
Name: Sulaiman Mamdani
Title: Managing Director

Address:

c/o Silicon Valley Bank
2400 Hanover Street
Palo Alto, California 94304
Attn: Sulu Mamdani

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Agreement as of the date first written above.

THE INVESTORS:

BESSEMER VENTURE PARTNERS VII L.P. BESSEMER VENTURE PARTNERS VII INSTITUTIONAL L.P.
BVP VII SPECIAL OPPORTUNITY FUND L.P.

By: Deer VII & Co. L.P., their General Partner
By: Deer Vll & Co. Ltd., its General Partner

By:	/s/ [ILLEGIBLE]

Address:

c/o Bessemer Venture Partners 1865 Palmer Avenue Suite 104
Larchmont, NY 10538 Tel. 914-833-5300 Transactions@bvp.com

With a copy to: Anthony O. Pergola, Esq. Lowenstein Sandler PC 1251 Avenue of the Americas New York, New York 10020 Fax: (212) 262.7402

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Agreement as of the date first written above,

THE INVESTORS:

HIGHLAND ENTREPRENEURS’ FUND VII LIMITED PARTNERSHIP

By: Highland Management Partners VII Limited Partnership, its General Partner

By: Highland Management Partners VII, LLC, its General Partner

By:	/s/ [ILLEGIBLE]
Authorized Manager

Notice Address for all Highland entities:

c/o Highland Capital Partners 92 Hayden Avenue Lexington, MA 02421 Fax: 781.861.5499 Attention: Patrick Cammarata

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Agreement as of the date first written above,

THE INVESTORS:

HIGHLAND CAPITAL PARTNERS VII LIMITED PARTNERSHIP

By: Highland Management Partners VII Limited Partnership, its General Partner

By: Highland Management Partners VII, LLC, its General Partner

By:	/s/ [ILLEGIBLE]
Authorized Manager

HIGHLAND CAPITAL PARTNERS VII-B LIMITED PARTNERSHIP

By: Highland Management Partners VII Limited Partnership, its General Partner

By: Highland Management Partners VII, LLC, its General Partner

By:	/s/ [ILLEGIBLE]
Authorized Manager

HIGHLAND CAPITAL PARTNERS VII-C LIMITED PARTNERSHIP

By: Highland Management Partners VII Limited Partnership, its General Partner

By: Highland Management Partners VII, LLC, its General Partner

By:	/s/ [ILLEGIBLE]
Authorized Manager

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Agreement as of the date first written above,

THE INVESTORS:

REDPOINT VENTURES III, L.P., by its General Partner Redpoint Ventures III, LLC

REDPOINT ASSOCIATES III, LLC, as nominee

By:	/s/ Timothy M. Harley
(Signature)
Name: Timothy M. Harley
Title: Managing Director

Address:
3000 Sand Hill Road, 2-290
Menlo Park, CA 94025

Fax:	650.854.5762
email:	thaley@redpoint.com

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Agreement as of the date first written above.

THE INVESTORS:

NOVAK BIDDLE VENTURE PARTNERS V, LP

By:	/s/ Edmund R. Novak, Jr.
(Signature)
Name: Edmund R. Novak, Jr.
Title: Managing Member

Address:
7501 Wisconsin Ave. East Tower, Suite 1380 Bethesda, MD 20814 Attention: Phil Bronner

Fax:	240.223.0255
email:	phil@novakbiddle.com

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have excuted this Agreement as of the date first written above.

THE INVESTORS:

IMPACT VENTURES II, LP

By:	/s/ Josh Cohen
(Signature)
Name:	Josh Cohen
Title:	Managing partner

Address:
c/o City Light Capital Management, LLC
370 Lexington Avenue, Suite 1704
New York, NY 10017

Fax:
email:	josh@citylightcap.com

IMPACT CO-INVEST I, LLC

By:	/s/ Josh Cohen
(Signature)
Name:	Josh Cohen
Title:	Managing partner

Address:
c/o City Light Capital Management, LLC
370 Lexington Avenue, Suite 1704
New York, NY 10017

Fax:
email:	josh@citylightcap.com

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have excuted this Agreement as of the date first written above.

THE INVESTORS:

TRIUMPH CAPITAL, LLC
By Triumph Group, Inc., as Manager

By:	/s/ John M Larson
(Signature)
Name:	John M Larson
Title:

Address:
230 Westfield Way
Barrington Hills, IL 60010

Fax:	847-428-0150
email:	jmlarson5@comcast.net

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Agreement as of the date first written above.

THE INVESTORS:

ROBERT COHEN

/s/ Robert Cohen
(Signature)

Address:
4 Stratford Court
Warren, NJ 07059

Fax:	212-504-8365
email:	rcohen@2tor.com

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Agreement as of the date first written above.

THE INVESTORS:

EMANUEL STERN

/s/ Emanuel Stern
(Signature)

Address:
Hartz Mountain Industries, Inc.
400 Plaza Drive
Seacaucus, NJ 07094

Fax:
email:	eman@hartzmountain.com

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Agreement as of the date first written above.

THE INVESTORS:

ERIC MOSCHLAIDIS

/s/ Eric Moschlaidis
(Signature)

Address:
860 Fifth Avenue
New York, NY 10065

Fax:
email:	ericmoseyahoo.com

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Agreement as of the date first written above.

THE INVESTORS:

PETER COHEN

/s/ Peter Cohen
(Signature)

Address:
2923 Woodvalley Dr.
Baltimore, MD 21208

Fax:	617-671-2100
email:	peterjcohen@gmail.com

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Agreement as of the date first written above.

THE INVESTORS:

SIGNAL HILL CAPITAL GROUP LLC

By:	/s/ Scott A. Wieler
(Signature)
Name:	Scott A. Wieler
Titale:	Chairman

Address:
300 East Lombard Street, Suite 1700
Baltimore, MD 21202

Fax:	443-478-2505
email:	swieler@signalhill.com

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Agreement as of the date first written above.

THE INVESTORS:

HENRY SAGE

/s/ [ILLEGIBLE]
(Signature)

Address:
[ILLEGIBLE]
[ILLEGIBLE]
Fax:
email:	[ILLEGIBLE]

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Agreement as of the date first written above.

THE INVESTORS:

BLUE WATERS RESEARCH LLC

By:	/s/ [ILLEGIBLE]
(Signature)

Name:	[ILLEGIBLE]
Title:	[ILLEGIBLE]

Address:
1755 Correa Way
Los Angeles, CA 90049

Fax:	[ILLEGIBLE]
email:	[ILLEGIBLE]

The parties have executed this Agreement as of the date first written above.

THE INVESTORS:

M&N 2005 TRUST

By:	/s/ Matthew Coffin
(Signature)

	Name:	Matthew Coffin
	Title:	Trustee

Coffin Capital & Ventures, LLC
1776 Park Ave. #4-414
Park City, UT 84060
	Tel:	(310) 880-8128
(310) 714-3132
	eMail:	matt@mattcoffin.net
halgar9@gmail.com

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Agreement as of the date first written above.

THE INVESTORS:

PASCACK ROAD, LLC

By:	/s/ [ILLEGIBLE]
(Signature)
Name:	[ILLEGIBLE]
Title:	[ILLEGIBLE]

Address:
717 Barrister Court
Franklin Lakes, NJ 07417
Attention: Mark Durfee

Fax:
email:	[ILLEGIBLE]

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Agreement as of the date first written above.

THE INVESTORS:

QED FUND I, L.P.

By: QED FUND I, L.P.

By: QED Partners LLC, Its General Partner

By:	/s/ Nigel Morris
(Signature)
Name:	Nigel Morris
Title:	managing partner

Address:
311 Cameron Street
Alexandria, VA 22314
Attention: Michael Harrington
Fax:	703-299-8825
email:	mharrington@311cameron.com

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Agreement as of the date first written above.

THE INVESTORS:

WEST RIVER 2TOR PARTNERS LLC

By:	WestRiver Management, LLC,
its Managing Member

By:	/s/ Erik J. Anderson
	Name:	Erik J. Anderson
	Title:	Managing Member

Address:

3720 Carillon Point
Kirkland, Washington 98033-7455
Attention: Erik J. Anderson
Telephone: (425) 576-9850
Email: eanderson@westrivercap.com

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

SCHEDULE 1

A. Initial Series A Investors

Name and Address

Redpoint Ventures III, L.P.	Redpoint Associates III, LLC

3000 Sand Hill Road, 2-290	3000 Sand Hill Road, 2-290
Menlo Park, CA 94025	Menlo Park, CA 94025

Novak Biddle Venture Partners V, LP	Blue Waters Research LLC

7501 Wisconsin Ave.	1755 Correa Way
East Tower, Suite 1380	Los Angeles, CA 90049
Bethesda, MD 20814
Attention: Phil Bronner

M&N 2005 Trust	Forward Investments, LLC

c/o Lagovent	2355 Westwood Blvd.
2121 Avenue of the Stars	Suite 408
Suite 1250	Los Angeles, CA 90064
Los Angeles, CA 90067	Attention: Douglas Shooker

Pascack Road, LLC	Impact Ventures II, LP

717 Barrister Court	c/o City Light Capital Management, LLC
Franklin Lakes, NJ 07417	370 Lexington Avenue, Suite 1704
Attention: Mark Durfee	New York, NY 10017

Emanuel Stern

Hartz Mountain Industries, Inc.
400 Plaza Drive
Secaucus, NJ 07094

with a copy to:

Tim Terry, Esq.
Hartz Capital, Inc.
400 Plaza Drive
Secaucus, NJ 07094

Robert Cohen	Eric Moscahlaidis

4 Stratford Court	860 Fifth Avenue
Warren, NJ 07059	New York, NY 10065

Peter Cohen	Triumph Capital, LLC

2923 Woodvalley Dr. Baltimore, MD 21208	230 Westfield Way Barrington Hills, IL 60010

SCHEDULE 1 (CONT.)

B. Series B Investors

Name and Address

Highland Capital Partners VII Limited Partnership c/o Highland Capital Partners One Broadway, 16th Fl Cambridge, MA 02142 Phone: 617-401-4500	Highland Capital Partners VII-B Limited Partnership c/o Highland Capital Partners One Broadway, 16th Fl Cambridge, MA 02142 Phone: 617-401-4500

Highland Capital Partners VII-C Limited Partnership c/o Highland Capital Partners One Broadway, 16th Fl Cambridge, MA 02142 Phone: 617-401-4500	Highland Entrepreneurs’ Fund VII Limited Partnership c/o Highland Capital Partners One Broadway, 16th Fl Cambridge, MA 02142 Phone: 617-401-4500

Redpoint Ventures III, L.P. 3000 Sand Hill Road, 2-290 Menlo Park, CA 94025	Redpoint Associates III, LLC 3000 Sand Hill Road, 2-290 Menlo Park, CA 94025

Novak Biddle Venture Partners V, LP 7501 Wisconsin Ave. East Tower, Suite 1380 Bethesda, MD 20814 Attention: Phil Bronner	Impact Ventures II, LP c/o City Light Capital Management, LLC 370 Lexington Avenue, Suite 1704 New York, NY 10017

Triumph Capital, LLC 230 Westfield Way Barrington Hills, IL 60010	Robert Cohen 4 Stratford Court Warren, NJ 07059

2

SCHEDULE 1 (CONT.)

C. Series C Investors

Name and Address

Bessemer Venture Partners VII L.P. c/o Bessemer Venture Partners 1865 Palmer Avenue Suite 104 Larchmont, NY 10538 Tel. 914-833-5300 Transactions@bvp.com	Bessemer Venture Partners VII Institutional L.P. c/o Bessemer Venture Partners 1865 Palmer Avenue Suite 104 Larchmont, NY 10538 Tel. 914-833-5300 Transactions@bvp.com

BVP Special Opportunity Fund L.P. c/o Bessemer Venture Partners 1865 Palmer Avenue Suite 104 Larchmont, NY 10538 Tel. 914-833-5300 Transactions@bvp.com	Highland Capital Partners VII Limited Partnership c/o Highland Capital Partners One Broadway, 16th Fl Cambridge, MA 02142 Phone: 617-401-4500

Highland Capital Partners VII-B Limited Partnership c/o Highland Capital Partners One Broadway, 16th Fl Cambridge, MA 02142 Phone: 617-401-4500	Highland Capital Partners VII-C Limited Partnership c/o Highland Capital Partners One Broadway, 16th Fl Cambridge, MA 02142 Phone: 617-401-4500

Highland Entrepreneurs’ Fund VII Limited Partnership c/o Highland Capital Partners One Broadway, 16th Fl Cambridge, MA 02142 Phone: 617-401-4500	Redpoint Ventures III, L.P. 3000 Sand Hill Road, 2-290 Menlo Park, CA 94025

Redpoint Associates III, LLC 3000 Sand Hill Road, 2-290 Menlo Park, CA 94025	Novak Biddle Venture Partners V, LP 7501 Wisconsin Ave. East Tower, Suite 1380 Bethesda, MD 20814 Attention: Phil Bronner

QED Fund I, L.P. 311 Cameron Street Alexandria, VA 22314 Attention: Michael Harrington	Triumph Capital LLC 230 Westfield Way Barrington Hills, IL 60010

3

C. Series C Investors

Name and Address

Impact Ventures II, LP c/o City Light Capital Management, LLC 370 Lexington Avenue, Suite 1704 New York, NY 10017	Impact Co-invest I, LLC c/o City Light Capital Management, LLC 370 Lexington Avenue, Suite 1704 New York, NY 10017

4

SCHEDULE 1 (CONT.)

D. Series D Investors Name and Address

WSI Investments, Inc. 824 Market Street, Suite 900 Wilmington, Delaware 19801 Attention: Wanda M. Cook, President	SVB Capital Partners II, L.P. c/o Silicon Valley Bank 2400 Hanover Street Palo Alto, California 94304 Attn: Sulu Mamdani

Bessemer Venture Partners VII L.P.	Bessemer Venture Partners VII Institutional L.P.
c/o Bessemer Venture Partners	c/o Bessemer Venture Partners
1865 Palmer Avenue	1865 Palmer Avenue
Suite 104	Suite 104
Larchmont, NY 10538	Larchmont, NY 10538
Tel. 914-833-5300	Tel. 914-833-5300
Transactions@bvp.com	Transactions@bvp.com

BVP VII Special Opportunity Fund L.P.	Highland Capital Partners VII Limited
c/o Bessemer Venture Partners	Partnership
1865 Palmer Avenue	c/o Highland Capital Partners
Suite 104	One Broadway, 16th Fl
Larchmont, NY 10538	Cambridge, MA 02142
Tel. 914-833-5300	Phone: 617-401-4500
Transactions@bvp.com

Highland Capital Partners VII-B Limited	Highland Capital Partners VII-C Limited
Partnership	Partnership
c/o Highland Capital Partners	c/o Highland Capital Partners
One Broadway, 16th Fl	One Broadway, 16th Fl
Cambridge, MA 02142	Cambridge, MA 02142
Phone: 617-401-4500	Phone: 617-401-4500

Highland Entrepreneurs’ Fund VII Limited	Redpoint Ventures III, L.P.
Partnership	3000 Sand Hill Road, 2-290
c/o Highland Capital Partners	Menlo Park, CA 94025
One Broadway, 16th Fl
Cambridge, MA 02142
Phone: 617-401-4500

Redpoint Associates III, LLC 3000 Sand Hill Road, 2-290 Menlo Park, CA 94025	Novak Biddle Venture Partners V, LP 7501 Wisconsin Ave. East Tower, Suite 1380 Bethesda, MD 20814 Attention: Phil Bronner

Impact Ventures II, LP c/o City Light Capital Management, LLC 370 Lexington Avenue, Suite 1704 New York, NY 10017

5

D. Series D Investors Name and Address

Triumph Capital LLC 230 Westfield Way Barrington Hills, IL 60010	QED Fund I, L.P. 311 Cameron Street Alexandria, VA 22314 Attention: Michael Harrington

West River 2tor Partners LLC 3720 Carillon Point Kirkland, Washington 98033-7455 Attention: Erik J. Anderson Telephone: (425) 576-9850 Email: eanderson@westrivercap.com

6